EXHIBIT 99.1.2

DOCKET NO.	: FST CV 12 6014987 S : SUPERIOR COURT

CHARLES HENRY III, AHMED AMMAR,
JOHN P. VAILE AS TRUSTEE OF
JOHN P VAILE LIVING TRUST, JOHN PAUL
OTIENO, SOSVENTURES LLC, BRADFORD
HIGGINS, WILLIAM MAHONEY, ROBERT J.
CONRADS, EDWARD M CONRADS,
WILLIAM F. PETTINATI, JR, INDIVIDUALLY
AND DERIVATIVELY ON BEHALF OF
GIDDINGS OIL & GAS LP, HUNTON OIL
PARTNERS LP, ASYM ENERGY FUND III LP	: J.D. OF STAMFORD

v.	: AT STAMFORD

GREGORY IMBRUCE, GIDDINGS
INVESTMENTS LLC, GIDDINGS GENPAR LLC,

HUNTON OIL GENPAR LLC, ASYM

CAPITAL III LLC, STARWOOD RESOURCES, LLC

GLENROSE HOLDINGS LLC and ASYM

ENERGY INVESTMENTS LLC	: AUGUST 14, 2012

ANSWER TO SECOND AMENDED COMPLAINT

Parties

1. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

2. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

3. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

4. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

5. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

6. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

7. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

8. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

9. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

10. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

11. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

12. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

13. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

14. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

15. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

16. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

17. The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiffs to their proof.

18. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

19. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

20. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

21. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

22. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

23. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

24. Paragraph 24 is denied.

25. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

26. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

27. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

28. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

29. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

30. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

31. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

32. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

Facts

33. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

34. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

35. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

36. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

37. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

38. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

39. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

40. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

41. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

42. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

43. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

44. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

45. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

46. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

47. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

48. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

49. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

50. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

51. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

52. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

53. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

54. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

55. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

56. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

57. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

58. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

59. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

60. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

61. The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

First Count

The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

Second Count

69. The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiffs to their proof.

Third Count

The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

Fourth Count

The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

Fifth Count

The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

Sixth Count

The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

Seventh Count

The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

Eighth Count

The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

Ninth Count

The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

Tenth Count

The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

Eleventh Count

The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.

DEFENDANT,
STARBOARD RESOURCES LLC

_________________________
Samuel I. Reich, Esq.
Stephen P. Brown, Esq.
WILSON, ELSER, MOSKOWITZ, EDELMAN & DICKER LLP
1010 Washington Blvd.
Stamford, CT 06511
(203) 388-9100
(203) 388-9101 (facsimile)
Juris No: 412712
File No: 14111.00001

CERTIFICATION

The following has been sent on the 14th day of August 2012, to all parties of record:

Jonathon P. Whitcomb
Diserio Martin O’Connor & Castiglioni
One Atlantic Street
Stamford, CT 06901

_____________________
Samuel I. Reich, Esq.
Stephen P. Brown, Esq.